Equitable Financial Life Insurance Company of America
Equitable Financial Life Insurance Company

Supplement dated August 9, 2024 to the current Statutory Prospectus, Initial Summary Prospectus and Updating Summary
Prospectus
for:

•	Investment Edge ® 21.0
•	Investment Edge ® 15.0

This Supplement modifies certain information in the above-referenced Statutory Prospectuses, Initial Summary Prospectuses and Updating Summary Prospectuses (collectively, the “Prospectus”) offered by the Company. You should read this Supplement in conjunction with your Prospectus and retain it for future reference. This Supplement incorporates the Prospectus by reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center at 877-899-3743.

The following hereby replaces the corresponding section in “Appendix: Portfolio Companies available under the contract”:

Equity	Putnam VT Research Fund — Putnam Investment Management, LLC; Franklin Advisers , Inc., Putnam Investments Limited , The Putnam Advisory Company, LLC	0.99%	28.86%	16.15%	11.95%

IE 15, IE 21/New Biz & In-Force	Cat #800170 (8/24)
#877182